Exhibit 10.29
Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
Enabling Technology License Agreement

Table of Contents

1. DEFINITIONS	4

2. CONVEYANCE OF RIGHTS	9
2.1. License to Ceres: Monsanto Enabling Technologies	9
2.2. License to Ceres: restriction on license	11

3. FINANCIAL PROVISIONS	11
3.1. Royalties	11
3.2. Certain Transactions	11

4. INTELLECTUAL PROPERTY	12
4.1. Ownership of Existing Intellectual Property	12
4.2. Ownership of Developed Intellectual Property	12
4.3. Patent Prosecution and Maintenance of Joint Patents	12
4.4. Cooperation	12
4.5. Costs	13
4.6. Patent Litigation: Right to Bring Suit	13
4.7. Interference Proceedings Between Ceres and Monsanto	13
4.8. Confidential Treatment	13

5. CONFIDENTIALITY	13
5.1. Confidential Information:	13
5.2. Confidentiality and Limited Use:	13
5.3. Exceptions to Classification as Confidential:	14
5.4. Specific Information:	15
5.5. Disclosures to Personnel:	15
5.6. Return of Confidential Information:	15
5.7. Confidential Status of Agreement:	15
5.8. Disclosure to Third Parties	15
5.9. Publications	16

6. REPRESENTATIONS AND WARRANTIES; DISCLAIMERS	17
6.1. Monsanto	17
6.2. Ceres	18

7. INDEMNIFICATION; LIMITATION OF LIABILITY	19
7.1. GENERAL -CERES	19
7.2. GENERAL -MONSANTO	19
7.3. LIMITATION OF LIABILITY	20
7.4. REMEDIES NOT EXCLUSIVE	20

8. TERM AND TERMINATION	20
8.1. Term	20
8.2. Termination: Change of Control or Assignment of Ceres	21
8.3. Termination: Challenge of Patent Rights	21
8.4. Early Termination: Other Reasons	21
8.5. Effect of Termination of the Agreement	22
8.6. Survival	22

9. RECORDS; PAYMENT	22
9.1. Payments of Royalties	22
9.2. Books and Records	23
9.3. Late Payments	24

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10. APPLICABLE LAW	24
10.1. Governing Law; Jurisdiction	24

11. DISPUTE RESOLUTION	24
11.1. General	24
11.2. Parties Shall Meet	24
11.3. CSOs/CEOs Shall Meet	24
11.4. Arbitration Trigger	25
11.5. Arbitration Rules	25
11.6. Agreements to Agree	25

12. MISCELLANEOUS PROVISIONS	26
12.1. Notices:	26
12.2. Assignability:	26
12.3. Severability:	26
12.4. Counterparts:	27
12.5. Headings:	27
12.6. Agreement References:	27
12.7. Exhibits:	27
12.8. Export Control:	27
12.9. Force Majeure:	28
12.10. Negation of Agency:	28
12.11. Other Requests:	28
12.12. Amendment and Waiver:	29

EXHIBIT A — AFFILIATES OF MONSANTO AND AFFILIATES OF CERES	1

EXHIBIT B — GLYPHOSATE PATENT RIGHTS	1

EXHIBIT C — VECTORS CONTAINING GLYPHOSATE TOLERANCE GENES	1

EXHIBIT D — MONSANTO ENABLING PATENT RIGHTS	1

EXHIBIT E — MATERIALS TRANSFER AGREEMENT	1

Enabling Technology License Agreement	Page 3

THIS IS AN AGREEMENT by and between Ceres, Inc., a Delaware corporation, having its principal place of business at 3007 Malibu Canyon Road, Malibu, California 90265 (“Ceres”) and Monsanto Company, a Delaware corporation, having a principal place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167 (“Monsanto”).
WHEREAS, Ceres has developed a genomics approach to build a broad and deep proprietary knowledge base on many tens of thousands of plant genes, their functions and their regulatory systems, and is applying this knowledge base to develop plant-based products for the seed, agrochemical, chemical, pharmaceutical, and food, feed and fiber industries;
WHEREAS, Monsanto in the business of discovering, developing and commercializing genetically improved plants;
WHEREAS, Monsanto and Ceres are contemplating establishing a collaboration, including equity investment, collaborative research and licenses to Ceres technology, and certain licenses to Monsanto patents and enabling technology;
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:
1. DEFINITIONS
1.1.	Affiliate: with respect to any person or entity, any other person or entity which directly or indirectly controls, is controlled by or is under common control with such person or entity, during the term of such control. A person or entity shall be deemed to be “controlled” by any other person or entity if such other person or entity (i) possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such person or entity whether by contract or otherwise, (ii) has direct or indirect ownership of more than 50% (in the aggregate) of the voting power of all outstanding shares entitled to vote at a general election of directors of the person or entity or (iii) has direct or indirect ownership of more than 50% of the equity interests in a partnership or a limited liability company. Further, Renessen LLC shall be considered to be a Monsanto Affiliate as long as Monsanto owns 50% or more of Renessen LLC stock.

However, “Affiliate” where used in this Agreement with respect to either party, will not include: i) any person or entity which directly or indirectly controls such party as a result of a “Change of Control” (as defined hereinafter) with respect to such party after the Effective Date; and ii) any person or entity that was an Affiliate of the person or entity described in i) prior to the Change of Control (collectively “Change of Control Affiliates”), except that “Affiliate” where used in this Agreement in Articles 3.1.1 on royalties and 3.2 on certain transactions shall include Change of Control Affiliates as of the date the Change of Control occurs until they no longer qualify as Affiliates. Further, Pharmacia Corporation

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shall be treated as a Change of Control Affiliate as long as it is an Affiliate of Monsanto

“Change of Control” shall be defined for the purpose of this article 1.1 as the acquisition by a single or related entities either directly or indirectly, of (i) the power to direct or cause the direction of the management and policies of a party, whether by contract or otherwise, (ii) direct or indirect ownership of more than 50% (in the aggregate) of the voting power of all outstanding shares entitled to vote at a general election of directors of a party, (iii) direct or indirect ownership of more than 50% of the equity interests in a party or (iv) direct or indirect ownership of more than 50% of the assets of a party.

A list of Affiliates of Monsanto and Affiliates of Ceres as of the Effective Date is included in Exhibit A. Each party agrees to inform the other party promptly of any changes to its list of Affiliates.

Nothing in this Article 1.1 will affect either party’s rights under Article 12.2 on Assignability. If a party to this Agreement assigns this Agreement and its rights and obligations hereunder to a Third Party in accordance with Article 12.2, such Third Party assignee will not be deemed a Change of Control Affiliate but will be a party to this Agreement as of the date of such assignment, and the original party assignor will be an Affiliate of the Third Party assignee.

1.2.	Berry Field: strawberries, blueberries and blackberries.

1.3.	Ceres Developed Product: any plant expressing a Trait or Traits wherein the expression of such Trait or Traits results from activities conducted by Ceres, (provided that such activities may be conducted by an Affiliate or pursuant to a collaboration agreement with a Third Party or may be subcontracted), up to the stage of Product Development, and any part or seed of such plant, and any product from any of the foregoing.

1.4.	Ceres Exclusive Field: Traits or applications described in Subfields 9 and 10.

1.5.	Ceres Improvements: any improvements made by Ceres or an Affiliate of Ceres directly to Monsanto Enabling Technologies provided by Monsanto pursuant to this Agreement which Ceres or an Affiliate of Ceres has the right to license to Monsanto as set forth in this Agreement. Improvements may or may not result in patentable subject matter.

1.6.	Ceres Licensed Product: any plant, plant part, seed of a plant and any products from any of the foregoing, or the process of making any of the above, or any substance that interacts with any of the above, which, in the absence of a license, would infringe at least one Valid Claim included within Monsanto Enabling Patent Rights or Glyphosate Patent Rights.

1.7.	Ceres Patent Rights: any Patent Rights owned solely by Ceres or an Affiliate of Ceres.

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1.8.	Ceres Sequence: a Sequence solely owned by Ceres or an Affiliate of Ceres or covered by Ceres Patent Rights.

1.9.	Coding Sequence: a sequence comprising a full-length open reading frame, or a fragment thereof, encoding a peptide or protein with a specific amino acid sequence, or a peptide or protein so encoded.

1.10.	Drugs: any substance, article, compound, material or product that as of the Effective Date or at any time thereafter would be classified as a “drug” under the definition contained in 21 U.S.C. Section 321(g)(1), as such section was in effect on the Effective Date.

1.11.	Effective Date: is defined in Article 8.1.

1.12.	Glyphosate Patent Rights: the patents and patent applications and any and all patents maturing from applications that are divisionals, continuations or continuations-in-part of these applications and any and all reissues or extensions of any of the foregoing which are listed in Exhibit B.

1.13.	Glyphosate Tolerance Genes: the genes provided to Ceres in vectors identified in Exhibit C.

1.14.	Immunoglobulin Field: plants that have been transformed to express immunoglobulins.

1.15.	Licensed-in Patent Rights: any Patent Rights, including jointly owned or controlled Patent Rights of Ceres, other than Ceres Patent Rights, to the extent that Ceres or an Affiliate of Ceres has the right to license or sublicense such Patent Rights to a Third Party.

1.16.	Licensed-in Sequence: a Sequence covered by Licensed-in Patent Rights or a Sequence provided to Ceres or an Affiliate of Ceres by a Third Party which Ceres or an Affiliate of Ceres has the right to license or sublicense to a Third Party.

1.17.	Monsanto Crops: the following plants based upon nomenclature as of the Effective Date, any derivatives thereof and any plants resulting from crosses with these plants or derivatives thereof:
•	Cotton (Gossypium barbadense, Gossypium hirsutum, Gossypium arboreum and Gossypium herbaceum);

•	Corn (Zea mays);

•	Rapeseed/Canola (Brassica napus/Brassica rapa), excluding vegetable brassicas;

•	Soybean (Glycine max, Glycine soja); and

•	Wheat (Triticum aestivum).
1.18.	Monsanto Exclusive Field: Traits or applications described in Subfields 1, 2 3, 4a, and 6, but only for those Traits or applications in Monsanto Crops.

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For the avoidance of doubt, the use of any Sequence originating from a plant which is a Monsanto Crop in plants or crops which are not Monsanto Crops is not within the Monsanto Exclusive Field.

1.19.	Monsanto Enabling Patent Rights: the patents and patent applications and any and all patents maturing from applications that are divisionals, continuations or continuations-in-part of these applications and any and all reissues or extensions of any of the foregoing which are listed in Exhibit D.

1.20.	Monsanto Enabling Technologies: the technologies that fall within the scope of the claims of the Monsanto Enabling Patent Rights.

1.21.	Non-Exclusive Field: Traits or applications described in Subfields 4b, 5, 7 and 8, but only for those Traits or applications in Monsanto Crops:

1.22.	Patent Rights: any patent application or issued patent in the United States or any other country or jurisdiction, as well as any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of such patent application or patent, and any substitutions, confirmations, registrations, or revalidations of any of the foregoing.

1.23.	Permitted Assignee: any entity other than the following entities: E.I Dupont de Nemours and Company, Dow Chemicals Company, Aventis CropScience S.A., Advanta Seeds BV, Société Coopérative Agricole Limagrain, Syngenta AG, Delta & Pineland Company, BASF AG, Bayer AG and KWS Kleinwanzlebener Saatzucht AG, and any entity that acquires (i) all or substantially all of one of the foregoing entities or (ii) a division having revenues or net assets of at least $20 million dollars or at least 200 employees within any of the previously named entities that develops, produces, markets, and sells, plant protection products, seed and other plant propagation products, or other technologies that are useful for the production or modification of Monsanto Crops.

1.24.	Regulatory Sequence: a sequence, such as a promoter, that regulates the level of transcription, stability of the transcript or translation of a Coding Sequence in a specific way.

1.25.	Regulatory Submission: a submission to the appropriate regulatory agency in any one of the United States or the European Union of a properly completed application (together with all required supplementary materials and supporting data) meeting all applicable requirements for approval that, if approved by the agency, would permit commercialization of the plant product without filing any additional applications or submitting any additional supporting data or other supplemental materials. If the submission meets the requirements set forth above, then whether or not the agency approves of the plant product is not relevant in determining whether Regulatory Submission has been achieved. If no Regulatory Submission is required, then the plant product shall be deemed to have achieved Regulatory Submission if it has been commercially sold.

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1.26.	Sequences: Coding Sequences and Regulatory Sequences.

1.27.	Signature Date: the date on which this Agreement is signed by the last party to sign it.

1.28.	Subfields:
1.28.1.	Subfield 1: Agronomic Traits: Traits that improve the performance of a crop in such a way that value is identified and captured primarily at the farm level, except that any Traits that fall within Subfield 5 or Subfield 10 are specifically excluded from this Subfield;

1.28.2.	Subfield 2: Cotton Fiber Enhancement: improvement in characteristics of the fibers of Cotton plants;

1.28.3.	Subfield 3: Composition Traits: altered levels or improved processability of protein, oil, carbohydrate or fiber components found naturally occurring at 2.0% by weight or greater in a given Monsanto Crop. However, any components which fall within Subfield 4a, 4b or 7 are specifically excluded from this Subfield.

1.28.4.	Subfield 4a: Food, Food Ingredient, Feed, Nutritional Traits: altered levels of components naturally occurring in any Monsanto Crop at 0.15% by weight or greater but less than 2.0%, by comparison to Reference Standard Varieties, including, regardless of naturally occurring levels, altered expression of any tocopherol, any lignin, sitosterol, campesterol, stigmasterol, sitostanol, campestanol, stigmastanol, alanine, cysteine, aspartic acid, glutamic acid, phenylalanine, glycine, leucine, proline, arginine, serine, valine, tyrosine, threonine, isoleucine, lysine, tryptophan, methionine, histidine, glutamine, glutamate, aspartate, asparagines, beta carotine, alpha carotine, lutein, zeaxanthin, beta-cryptoxanthin, lycopene, galactose, glucose, fructose, sucrose, stachyose, raffinose, arabinose, alpha linolenic acid (delta 9, 12, 15), or steridonic acid (delta 6, 9, 12, 15), all for human or animal food, food ingredient, feed or nutritional applications. However, any components which fall within Subfield 7 are specifically excluded from this Subfield.

1.28.5.	Subfield 4b: Food, Food Ingredient, Feed, Nutritional Traits: expression or production of components not naturally occurring in any Monsanto Crop, or altered levels of components naturally occurring in a given Monsanto Crop below 0.15% by weight by comparison to Reference Standard Varieties, all for human or animal food, food ingredient, feed or nutritional applications. However, any components which fall within Subfield 4a or Subfield 7 are specifically excluded from this Subfield.

1.28.6.	Subfield 5: Glyphosate target discovery and glyphosate herbicide tolerance: identification of molecules, sites or cellular constituents of

Enabling Technology License Agreement	Page 8

plants with which glyphosate interacts and the use of such information to alter a plant’s tolerance to glyphosate;

1.28.7.	Subfield 6: Improvement of biofuel applications: modification of plants to enhance their effectiveness as sources of fuels or as substitutes for fuels.

1.28.8.	Subfield 7: Expression and production of human or animal therapeutics or vaccines regulated in the United States as Drugs.

1.28.9.	Subfield 8: Expression and production of components in plants. However, any component in Subfields 1, 2, 3, 4a, 4b, 5, 6, 7, and 10 are specifically excluded from this Subfield.

1.28.10.	Subfield 9: any application in Monsanto Crops other than Subfields 1, 2, 3, 4a, 4b, 5, 6, 7, 8 and 10, and any and all applications in any crop other than the Monsanto Crops.

1.28.11.	Subfield 10: Non-glyphosate herbicide target discovery and herbicide tolerance: identification of molecules, sites or cellular constituents with which a herbicidal chemical interacts and the use of such information to enhance a plant’s tolerance or susceptibility to that herbicidal chemical in any crop, that do not fall in Subfield 5;
1.29.	Third Party: any party other than Ceres and Monsanto or an Affiliate of either.

1.30.	Trait: a phenotype associated with a Sequence or group of Sequences modified in or inserted into a plant, or with a Sequence or group of Sequences the expression of which is altered in a plant through transformation, breeding or other methods.

1.31.	Valid Claim: a claim of a patent which has been maintained and has not expired and which has not been declared invalid or unenforceable by a competent court or authority in a final judgment against which no appeal to a court or authority having mandatory jurisdiction is possible or the term for any such appeal has expired without the appeal being filed, or a pending claim of a patent application (unless an identical claim has been declared invalid or unenforceable in the same jurisdiction on a basis applicable to the pending claim).
2. CONVEYANCE OF RIGHTS
2.1.	License to Ceres: Monsanto Enabling Technologies Subject to the terms and conditions of this Agreement, including but not limited to Article 8.2, Monsanto grants to Ceres and Ceres Affiliates under Monsanto’s and Monsanto Affiliates’ interest in Monsanto Enabling Patent Rights, (a) a worldwide non-exclusive license to use Monsanto Enabling Technologies outside the Monsanto Exclusive Field, the Berry Field and the Immunoglobulin Field, and (b) a worldwide non-exclusive license to develop, make, have made, import, use, sell, have sold and offer to sell: i) plants that have been developed with the use of

Enabling Technology License Agreement	Page 9

Monsanto Enabling Technologies that contain Traits outside the Monsanto Exclusive Field, the Berry Field and the Immunoglobulin Field and; ii) products produced from such plants, provided that such license shall not include the right to commercialize Drugs prior to September 1, 2002. Ceres and Ceres Affiliates shall not have the right to grant sublicenses under the license granted by this Article to Third Parties to use Monsanto Enabling Technologies (including the right to transform plants with vectors supplied by Ceres or Ceres Affiliates), but shall have the limited right to grant sublicenses under the license granted by this Article to Third Parties (i) to propagate, grow, harvest, use, sell, have sold and offer to sell plants that both contain Ceres Sequences or Licensed-in Sequences and have been developed or transformed by Ceres or Ceres Affiliates with the use of Monsanto Enabling Technologies including progeny of such plants, and (ii) to make, have made, import, use, sell, have sold and offer to sell products produced from such plants that contain Ceres Sequences or Licensed-in Sequences and progeny of such plants; further provided that in case of Licensed-In Sequences, then any such sublicense under this Article shall not be exclusive to the provider of the Licensed-In Sequences. Ceres and Ceres Affiliates shall be responsible for maintaining sufficient records on the use of Monsanto Enabling Technology so that plants can be identified. Ceres or Ceres Affiliates will notify Monsanto in writing as soon as reasonably possible after the grant of any sublicense of the name and address of the sublicensee, the scope of the sublicense and the Monsanto Enabling Technologies covered by this Agreement which are included in the sublicense. Ceres agrees to grant and hereby grants a royalty-free, nonexclusive, worldwide license, with the right to grant sublicenses, to Monsanto and Monsanto Affiliates to any Ceres Improvements.
2.1.1.	License to Ceres for research purposes only: Monsanto Enabling Technology.

Subject to the terms and conditions of this Agreement, Monsanto grants to Ceres and Ceres Affiliates under Monsanto’s and Monsanto Affiliates’ interest in Monsanto Enabling Patent Rights, a worldwide non-exclusive royalty-free license to use Monsanto Enabling Technologies in the Monsanto Exclusive Field for research purposes in Contract Projects only.

2.1.2.	License to Ceres for research purposes only: Glyphosate resistance Subject to the terms and conditions of this Agreement, including, but not limited to Article 8.2, Monsanto grants to Ceres and Ceres Affiliates under Monsanto’s and Monsanto Affiliates’ interest in Glyphosate Patent Rights a U.S. only, a non-exclusive license to use Glyphosate Tolerance Genes in Arabidopsis for research purposes only.

2.1.3.	Biological Materials

Monsanto agrees to provide Ceres within thirty (30) days of any reasonable request by Ceres, to the extent available, representative samples of materials and data necessary and useful for Ceres to exercise and enjoy any of the rights and licenses granted to Ceres pursuant to Article 2.1. Any such deliveries of Biological Materials to Ceres from

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Monsanto shall be subject to a materials transfer agreement in the form set forth in Exhibit E.

2.2.	License to Ceres: restriction on license

Nothing in this Agreement shall be construed as granting a license under any Monsanto or Monsanto Affiliates patents other than Glyphosate Patent Rights and Monsanto Enabling Patent Rights. No license is granted in this Agreement to any Ceres Licensed Product which infringes a Monsanto or Monsanto Affiliate patent that is not included in Glyphosate Patent Rights or Monsanto Enabling Patent Rights.
3. FINANCIAL PROVISIONS
3.1.	Royalties
3.1.1.	Royalties to Monsanto for Monsanto Enabling Technologies

Royalties for Monsanto Enabling Technologies shall be paid as a percent of Ceres Net Revenue as defined below. These royalties are cumulative.

Monsanto Enabling Technology	Royalty Rate
35S Promoter	[***]	%
NPT2 Antibiotic Resistance Gene	[***]	%
Agrobacterium Transformation	[***]	%
Antisense	[***]	%
Ceres Net Revenue means all revenues received by Ceres or Ceres Affiliates from a Third Party for the sale of a Ceres product that, but for the license granted in Article 2.1, infringes a Valid Claim of Monsanto Enabling Patent Rights, after deduction of the following items, provided and to the extent such items are actually incurred and do not exceed reasonable and customary amounts in each market in which such sales occurred: (i) trade and quantity discounts and rebates; (ii) customer rebates; (iii) credits or allowances made for rejection or return of previously licensed product; (iv) any tax or government charge levied on the sale, such as value added tax (but not including income tax); (v) any charges for freight or insurance.
3.2.	Certain Transactions

If Ceres or Ceres Affiliates sell, license, transfer, provide or otherwise make available to any Third Party any products, services, technology, Patent Rights or any other intellectual property or proprietary rights that are subject to the royalty provisions of this Article 3: (a) in return for non-cash consideration or (b) in a transaction that is not a arm’s length commercial transaction; then the applicable royalties due under this Agreement shall be based on (i) with respect to (a) above, the fair market value of such non-cash consideration and (ii) with respect to (b) above, the list price for such products, services, technology, Patent Rights or any

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

other intellectual property or proprietary rights or, if there is no applicable list price, then the average price normally charged by such party in an arms length transaction to independent Third Parties making similar quantity commitments (if applicable). Notwithstanding the above, it is understood and agreed that if Ceres receives only cash consideration and no non-cash consideration and there is no dispute that the transaction is an arm’s length transaction, then the sufficiency of such consideration may not be an issue subject to arbitration.
4. INTELLECTUAL PROPERTY
4.1.	Ownership of Existing Intellectual Property

Ownership of and intellectual property rights in and to Monsanto Enabling Technology and Glyphosate Tolerance Genes, and biological material related to any of the foregoing remain unchanged by this Agreement.

4.2.	Ownership of Developed Intellectual Property

As between the parties, ownership of intellectual property rights on all inventions conceived after the Effective Date of this Agreement shall vest as follows: Inventions first conceived solely by one or more employees and/or contractors of Monsanto shall belong solely to Monsanto (“Monsanto Patents”); (ii) inventions first conceived solely by one or more employees and/or contractors of Ceres shall belong solely to Ceres (“Ceres Patents”); and (iii) inventions first conceived or discovered by one or more employees and/or contractors of Ceres jointly with one or more employees and/or contractors of Monsanto shall belong jointly to Monsanto and Ceres (“Joint Patents”). Each owner of any Joint Patents shall be free to exploit and non-exclusively license its undivided interest in such Joint Patents without a duty to account to the other owner, subject to the license grants in this Agreement. Inventorship shall be determined in accordance with United States patent laws.

4.3.	Patent Prosecution and Maintenance of Joint Patents

The parties shall agree upon an outside law firm who shall prepare, file, prosecute and maintain Joint Patents under the joint instructions of the parties. All costs shall be shared equally. In the event Ceres or Monsanto elects not to share or continue to share such costs of prosecution of a filed application for a Joint Patent or maintenance costs for an issued Joint Patent, it shall notify the other party not less than two (2) months before any relevant deadline, and the other party shall have the right to assume sole control over the prosecution of such filed application for a Joint Patent or maintenance of such issued Joint Patent at its sole cost and expense. In such event, the party which assumes such control shall solely have title to such Joint Patent and the other party agrees to execute the appropriate documents to assign such patent to the other party.

4.4.	Cooperation

Each party agrees to reasonably cooperate with the other in preparing and executing any documents necessary or useful to obtain patent protection on any invention that is subject to this Agreement in any country in the world.

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4.5.	Costs

[***]

4.6.	Patent Litigation: Right to Bring Suit
4.6.1.	Each party shall have the sole power to institute and prosecute at its own discretion and expense suits for infringement of their respective Patent Rights.
4.7.	Interference Proceedings Between Ceres and Monsanto

In the event an interference proceeding involving any Patent Rights of Ceres and any Patent Rights of Monsanto is commenced in any government patent office, the parties agree to negotiate in good faith to settle such proceeding.

4.8.	Confidential Treatment

All information disclosed under this Article shall be treated as Confidential Information under Article 5.
5. CONFIDENTIALITY
5.1.	Confidential Information

It is anticipated that it will be necessary, in connection with their obligations under this Agreement, for Ceres and Monsanto, and Affiliates of either party, to disclose to each other confidential proprietary business and/or technical information (“Confidential Information”) relating to their respective businesses, products and technologies. The Confidential Information shall include information disclosed in writing or other tangible form, including samples of materials.

5.2.	Confidentiality and Limited Use
5.2.1.	General

With respect to all Confidential Information, both Ceres, Inc. and Monsanto Company agree (and shall cause their respective Affiliates to agree) as follows, it being understood that “recipient” indicates the party receiving the confidential, proprietary information from the other “disclosing” party. Confidential Information disclosed to the recipient shall remain the property of the disclosing party and shall be maintained in confidence by the recipient and, subject to Article 5.8, shall not be disclosed by the recipient to any Third Party of the recipient for purposes contemplated in this Agreement and, further, shall not be used except for purposes contemplated in this Agreement. All confidentiality and limited use obligations with respect to the Confidential Information as set forth in this Article 5 shall terminate five (5) years from the end of the Program Term. Except as expressly provided in Article 2, no licenses, express or

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

implied, are granted to the recipient in connection with any Confidential Information of the disclosing party.

5.2.2.	Exceptions to Disclosure of Confidential Information

Notwithstanding any provision to the contrary, and without granting any right or license, a party may disclose the Confidential Information of the other party: (i) to the extent required by an order of a court or other government body or as otherwise required by or in compliance with law or regulations; provided that the disclosing party provides the other party with prior written notice of such disclosure and takes reasonable measures to obtain confidential treatment thereof; (ii) in confidence to attorneys, accountants, banks and financial sources and their advisors; or (iii) in confidence, in connection with a license, sublicense, merger or acquisition, permitted by this Agreement. The Parties may respond to inquiries from governmental authorities. Any such disclosure shall be accompanied by an instruction in writing that the terms and substance of the Enabling Technology License Agreement constitute confidential business information and are not to be disclosed to others except as may be required by law.
5.3.	Exceptions to Classification as Confidential

The recipient’s obligations of confidentiality and limited use shall not apply to any of the disclosing party’s Confidential Information which the recipient can demonstrate:
5.3.1.	Publicly Available

as of the date of disclosure is publicly available by publication or other documented means or later becomes likewise publicly available through no act or fault of recipient or any of its Affiliates; or

5.3.2.	Already Known

is already rightfully known to recipient without an obligation of confidentiality before receipt from the disclosing party, as evidenced by recipient’s contemporaneous records; or

5.3.3.	Third Party Disclosure

is made known to recipient by a Third Party who did not obtain it directly or indirectly from the disclosing party and who does not obligate recipient to hold it in confidence; or

5.3.4.	Independent Development

is independently developed by recipient without the use of or reference to any of the disclosing party’s Confidential Information, as evidenced by contemporaneous documentation.

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5.4.	Specific Information

Specific information shall not be deemed to be within any of these exclusions merely because it is embraced by more general information falling within these exclusions.

5.5.	Disclosures to Personnel

Recipient agrees to advise those of its officers, directors, stockholders, employees, associates, agents, consultants, and Affiliates who become aware of the disclosing party’s Confidential Information, of these confidentiality and limited use obligations and agrees, prior to any disclosure of such Confidential Information to such individuals or entities (which disclosure shall only be made to those individuals or entities who have a “need to know” in connection with this Agreement), to make them bound by obligations of confidentiality and limited use of at least the same stringency as those contained in this Agreement.

5.6.	Return of Confidential Information

Upon termination of the Program or this Agreement, all originals, copies and embodiments of the disclosing party’s Confidential Information in written, other tangible or electronic form will be returned to the disclosing party by recipient or destroyed by recipient, except to the extent that it is the subject of a continuing license or other right of use as provided in this Agreement. One (1) copy of each document may be retained in the custody of the recipient’s legal counsel solely to provide a record of what disclosures were made.

5.7.	Confidential Status of Agreement

The terms and existence of this Agreement shall be deemed to be Confidential Information and shall be dealt with according to the confidentiality requirements of this Article, except to the extent necessary to comply with any applicable law or government regulation. Both parties agree, furthermore, that neither party will make public disclosures concerning other specific terms of this Agreement without obtaining the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, within thirty (30) days after execution of this Agreement (and thereafter at such times as Ceres or Monsanto may request), Ceres and Monsanto agree to issue a mutually agreed upon press release announcing the execution of this Agreement and the basic terms hereof. Once any written statement is approved for disclosure by both parties, either party may make subsequent public disclosures of the contents of such statement without the further approval of the other party.

5.8.	Disclosure to Third Parties
5.8.1.	Consultants and Contractors

The recipient will be permitted to share the disclosing party’s Confidential Information with Third Parties who are obligated by written agreement (a) to keep the recipient’s and the disclosing party’s Confidential Information confidential on terms at least as restrictive as this Article 5, (b) not to disclose any such Confidential Information to any other person or entity and (c) to assign or exclusively license all of its rights in any inventions

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and discoveries arising from such Confidential Information to the party to the agreement (either Monsanto or Ceres). Upon a disclosing party’s request, the recipient will inform the disclosing party which Third Parties have been given access to the disclosing party’s Confidential Information.
5.8.2.	Investors

Either party may disclose Confidential Information related to the Program to current and future investors and other sources and potential sources of financing on a “need to know” basis under circumstances that reasonably ensure the confidentiality thereof or to the extent required by law. With respect to Confidential Information generated from the Program, such investors and other sources of financing are to be given a summary of such Confidential Information, including, without limitation, a summary of patent information, which the investors and other sources of financing can use for investment and financing purposes only. Such summaries shall be reviewed and approved by the other party prior to any such disclosure, and such approval shall not be unreasonably withheld or delayed. The party making the disclosure shall make reasonable efforts to provide such summaries in reasonable advance of any need to disclose such summaries. While the other party’s approval will be deemed to have been given unless that party notifies the requesting party of its disapproval within ten (10) days after receipt of the summary, the parties agree to extend this time period if practicable upon request, provided such extension of time does not delay, jeopardize or otherwise adversely affect the investment or financing.
5.9.	Publications

It is expected that each party may wish to publish the results of its research under this Agreement. Contributions by the other party shall be acknowledged in any publication by the publishing party. In order to safeguard intellectual property rights, the party wishing to publish or otherwise publicly disclose material which describes or otherwise discloses the other party’s Confidential Information shall first submit a draft of any proposed manuscript to the other party for review, comment and consideration of appropriate patent application preparation activity at least sixty (60) days prior to any submission for publication or other public disclosure. The other party will advise the party seeking publication as to whether a patent application will be prepared and filed or whether Confidential Information should be removed from the disclosure. The parties will, in cooperation, determine the appropriate timing and content of any such publications. The other party can, in its discretion, request that the publishing party delay publication for a reasonable time period for the purpose of preparation of an appropriate patent application(s).

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6. REPRESENTATIONS AND WARRANTIES; DISCLAIMERS
6.1.	Monsanto

“To the Knowledge of Monsanto” as used in this Article 6.1 shall mean: to the actual knowledge, as of the Signature Date, of any member of the Board of Directors or any officer or of Monsanto or a Monsanto Affiliate or any employee of Monsanto or a Monsanto Affiliate who has actively participated in the negotiation of the transactions contemplated by this Agreement.
6.1.1.	Monsanto represents and warrants to Ceres that:
6.1.1.1.	To the Knowledge of Monsanto
(i)	the patent applications comprising Monsanto Enabling Rights and Glyphosate Patent Rights were filed by (or on behalf of) and in the name of Monsanto;

(ii)	Monsanto has identified the correct inventors of the inventions claimed in each such patent application, and such inventors have assigned or are subject to an agreement to assign their rights in such inventions to Monsanto;

(iii)	none of such patent applications is subject to any claim of ownership by any Third Party;
6.1.1.2.	to the Knowledge of Monsanto, Monsanto has the right to make the conveyances and grants in accordance with the Articles hereof, including, without limitation, the license grant to Glyphosate Patent Rights and Monsanto Enabling Patent Rights and the licenses under the interest of Monsanto’s Affiliates, and no such conveyance or grant violates or constitutes an event that is or would be with the passage of time, in any material way, a violation, breach or default of, any material agreement or material obligation to which Monsanto or any such Affiliate of Monsanto is a party or by which it is bound.
6.1.2.	Disclaimers. Except as expressly provided in this Article 6.1, Monsanto does not warrant that anything (including, without limitation, any technology, Proprietary Information, Confidential Information or intellectual property) licensed to Ceres pursuant to this Agreement is without liability to any Third Party or without a need to obtain a license from such Third Party. In addition, it is expressly understood that in making the conveyances and grants under this Agreement, with the exception of the foregoing provisions of this Article 6.1, Monsanto MAKES NO REPRESENTATION AND EXTENDS NO

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WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, (A) ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR (B) ANY WARRANTIES THAT ANY RESULTS OR ANY SPECIFIC RESULT(S) WILL BE OBTAINED OR (C) ANY WARRANTIES WITH RESPECT TO:
1)	THE SCOPE OR VALIDITY OF ANY PATENT WHICH MAY FALL WITHIN MONSANTO ENABLING PATENT RIGHTS OR GLYPHOSATE PATENT RIGHTS;

2)	ANY MANUFACTURE, USE, IMPORTATION OR SALE OF ANY CERES LICENSED PRODUCT, OR MONSANTO ENABLING TECHNOLOGIES BEING FREE FROM INFRINGEMENT OF PATENTS OTHER THAN THE MONSANTO ENABLING PATENT RIGHTS OR GLYPHOSATE PATENT RIGHTS.
6.2.	Ceres

Ceres represents and warrants that it (a) has the right to make the conveyances and grants in accordance with the Articles hereof, including, without limitation, the licenses under the interest of Ceres’ Affiliates and (b) shall cause each of its Affiliates that enjoys any rights under this Agreement to be bound to all relevant terms and conditions of this Agreement and guarantees each such Affiliate’s compliance with all relevant terms and conditions of this Agreement. Ceres does not warrant that any use of the Ceres Improvements, or anything else (including, without limitation, any technology, Confidential Information or intellectual property) licensed to Monsanto pursuant to this Agreement is without liability to any Third Party or without a need to obtain a license from such Third Party. It is expressly understood, however, that in making the conveyances and grants under this Agreement, except as set forth in the first sentence of this paragraph, Ceres MAKES NO REPRESENTATION AND EXTENDS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, (A) ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR (B) ANY WARRANTIES THAT ANY RESULTS OR ANY SPECIFIC RESULT(S) WILL BE OBTAINED OR (C) ANY WARRANTIES WITH RESPECT TO:
1)	THE SCOPE OR VALIDITY OF ANY PATENT ON CERES IMPROVEMENTS WHICH MAY BE LICENSED TO MONSANTO PURSUANT TO THIS AGREEMENT;

2)	ANY MANUFACTURE, USE, IMPORTATION OR SALE OF ANY PRODUCT WHICH MAY BE COVERED BY A LICENSE GRANTED TO MONSANTO PURSUANT TO THIS

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AGREEMENT, OR ANY CERES IMPROVEMENTS, BEING FREE FROM INFRINGEMENT OF PATENTS OTHER THAN THE PATENTS ON CERES IMPROVEMENTS WHICH MAY BE LICENSED TO MONSANTO PURSUANT TO THIS AGREEMENT.
7. INDEMNIFICATION; LIMITATION OF LIABILITY
7.1.	GENERAL -CERES

EXCEPT TO THE EXTENT CAUSED BY MONSANTO’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR ARISING FROM A BREACH BY MONSANTO OF ITS WARRANTIES UNDER ARTICLE 6 ABOVE, CERES SHALL DEFEND AND INDEMNIFY AGAINST, AND HOLD MONSANTO, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AGENTS AND LICENSORS HARMLESS FROM, ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES) INCURRED FROM ANY CLAIM ARISING OR ALLEGED TO ARISE OUT OF THE MANUFACTURE, USE, DISTRIBUTION OR SALE BY CERES OR CERES AFFILIATES OR ANY CERES LICENSEE OR SUBLICENSEE OF ANY CERES LICENSED PRODUCT OR ANY PRODUCT DERIVED FROM A CERES LICENSED PRODUCT; PROVIDED, HOWEVER, THAT (I) CERES SHALL HAVE SOLE CONTROL OF SUCH DEFENSE, (II) MONSANTO SHALL PROVIDE NOTICE PROMPTLY TO CERES OF ANY ACTUAL OR THREATENED CLAIM OF WHICH MONSANTO BECOMES AWARE AND (III) MONSANTO SHALL REASONABLY COOPERATE AND PROVIDE REASONABLE ASSISTANCE IN CONNECTION WITH THE DEFENSE OR SETTLEMENT OF ANY SUCH CLAIM.
7.2.	GENERAL -MONSANTO

EXCEPT TO THE EXTENT CAUSED BY CERES’ GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR ARISING FROM A BREACH BY CERES OF ITS REPRESENTATIONS AND WARRANTIES UNDER ARTICLE 6 ABOVE, MONSANTO SHALL DEFEND AND INDEMNIFY AGAINST, AND HOLD CERES ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AGENTS AND LICENSORS HARMLESS FROM, ANY LOSS, COST, DAMAGE OR EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES),
(A)	ARISING FROM ANY BREACH OF ANY REPRESENTATION OR WARRANTY MADE BY MONSANTO IN ARTICLE 6.1, OR

(B)	INCURRED FROM ANY CLAIM ARISING OR ALLEGED TO ARISE OUT OF THE MANUFACTURE, USE, DISTRIBUTION OR SALE BY MONSANTO OR MONSANTO AFFILIATES OR ANY MONSANTO LICENSEE OR SUBLICENSEE OF ANY MONSANTO LICENSED

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PRODUCT OR ANY PRODUCT DERIVED FROM A MONSANTO LICENSED PRODUCT;
PROVIDED, HOWEVER, THAT (I) MONSANTO SHALL HAVE SOLE CONTROL OF THE DEFENSE OF ANY CLAIM UNDER SUBCLAUSE (A) OR (B) ABOVE IN THIS ARTICLE 7.2, (II) CERES SHALL PROVIDE NOTICE PROMPTLY TO MONSANTO OF ANY ACTUAL OR THREATENED CLAIM OF WHICH CERES BECOMES AWARE AND (III) CERES SHALL REASONABLY COOPERATE AND PROVIDE REASONABLE ASSISTANCE IN CONNECTION WITH THE DEFENSE OR SETTLEMENT OF ANY SUCH CLAIM.

7.3.	LIMITATION OF LIABILITY

(A)	EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE 7.3(B) BELOW, NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF DATA, INTERRUPTION OF BUSINESS, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND SUFFERED BY SUCH OTHER PARTY FOR BREACH HEREOF, OR COST OF PROCUREMENT OF SUBSTITUTE TECHNOLOGY, GOODS OR SERVICES; WHETHER ANY OF THE FOREGOING IS BASED ON CONTRACT OR TORT CLAIMS OR ANY OTHER LEGAL OR EQUITABLE THEORY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

(B)	THE LIMITATION OF LIABILITY SET FORTH IN SECTION 7.3(A) ABOVE SHALL NOT APPLY TO ANY CAUSE OF ACTION THAT CERES MAY HAVE AGAINST MONSANTO FOR MONSANTO’S BREACH OF ITS REPRESENTATIONS IN ARTICLE 6.1.1.1 OR ARTICLE 6.1.1.2 ABOVE.

7.4.	REMEDIES NOT EXCLUSIVE

THE REMEDIES PROVIDED IN THIS ARTICLE 7 WILL NOT BE EXCLUSIVE OF OR, SUBJECT TO ARTICLE 7.3, LIMIT ANY OTHER REMEDIES THAT MAY BE AVAILABLE TO CERES OR MONSANTO.
8. TERM AND TERMINATION
8.1.	Term

This Agreement will be deemed to be effective as of April 1, 2002 provided the following shall have occurred on or before April 15, 2002: i) the Signature Date; ii) the execution by Ceres and Monsanto of that certain Series E Preferred Stock Purchase Agreement between Ceres and Monsanto dated as of the Signature Date; and iii) the execution by Ceres and Monsanto of that certain Collaboration, Technology Access and License Agreement dated as of the Signature Date (“Effective Date”).

The term of this Agreement will commence as of the Effective Date and continue

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for the life of the last patent under Monsanto Enabling Patent Rights or Glyphosate Patent Rights.
8.2.	Termination: Change of Control or Assignment of Ceres

In the event of a change of control (as defined below) of Ceres or an assignment of this Agreement by Ceres to a Third Party that is not a Permitted Assignee, Monsanto shall have the right to terminate the license granted by Article 2.1 except with respect to any product that has been subjected to Regulatory Submission at the time of the change of control or assignment. Change of control for this Article shall be defined as the acquisition by a single or related entities (other than Permitted Assignee(s)), (i) either directly or indirectly, of the power to direct or cause the direction of the management and policies of Ceres, whether by contract or otherwise, (ii) direct or indirect ownership of more than 50% (in the aggregate) of the voting power of all outstanding shares entitled to vote at a general election of directors of Ceres, (iii) direct or indirect ownership of more than 50% of the equity interests in Ceres or (iv) direct or indirect ownership of more than 50% of the assets of Ceres. Any acquirer of Ceres for which Monsanto does not, either in whole or in part, terminate the license granted by Monsanto under Article 2.1 must agree in writing to accept such license under the terms set out in this Agreement or Monsanto shall have the right to terminate such license.

8.3.	Termination: Challenge of Patent Rights

In the event Ceres challenges, opposes or otherwise contests the issuance or validity of any Monsanto Enabling Patent Rights, or Glyphosate Patent Right, other than in the prosecution of Ceres’ own patent applications or in the defense of any infringement charge made by a Third Party under a Third Party patent, Monsanto shall have the right to immediately terminate any and all licenses and rights granted to Ceres with respect to such Patent Rights in the jurisdiction where such Patent Right is so challenged.

Any termination of licenses and rights with respect to specific Patent Rights pursuant to this Article 8.3 shall not, in and of itself, affect the remainder of this Agreement, which will continue in full force and effect.

8.4.	Early Termination: Other Reasons
8.4.1.	Except as provided above, neither party may terminate this Agreement except upon the occurrence of one of the following events: (a) by reason of failure to cure a material breach by the other party, (b) if the other party seeks protection under any bankruptcy, insolvency, receivership, trust deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against the other party (and not dismissed within one hundred twenty (120) days) or (c) dissolution or winding up of the other party (excluding any situation where all or substantially all of such party’s assets, stock or business to which this Agreement relates are acquired by a Third Party (whether by sale, acquisition, merger, operation of law or otherwise)). Termination for any of the foregoing reasons will require written notice from the terminating party, specifying, in reasonable

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detail, the breach or other basis for the termination. The terminated party will be given sixty (60) days from receipt of such written notice to cure the breach or other basis for termination prior to actual termination. If the breach is cured during such period, the notice will have no force or effect and the Agreement will not be terminated.
8.5.	Effect of Termination of the Agreement
8.5.1.	Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, or preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

8.5.2.	Upon any termination of this Agreement, each party and its Affiliates shall promptly return to the other party all Confidential Information of the other party in whatever form held (including all copies or embodiments thereof), except that a party and its Affiliates may retain the other party’s Confidential Information in its possession, custody or control only as necessary to exercise the license rights that survive termination (if any).
8.6.	Survival
8.6.1.	Termination in part of this Agreement shall only terminate those provisions of the Agreement that relate to the basis for termination and shall not affect the remainder of the Agreement. Expiration or termination of this Agreement in its entirety for any reason shall not terminate any accrued payment obligations or the right to receive payments or the provisions set forth in Articles 5 (Confidentiality), 6 (Representations and Warranties; Disclaimers), 7 (Indemnification; Limitation of Liability), 10 (Applicable Law) and 11 (Dispute Resolution). The rights and obligations of these Articles shall continue in full force and effect following any such expiration or termination.

8.6.2.	Upon termination of this Agreement or any license granted under this Agreement, the parties shall confer with each other to determine whether or not any applicable sublicenses granted in accordance with this Agreement will survive such termination.
9. RECORDS; PAYMENT
9.1.	Payments of Royalties

Within ninety (90) days after the end of the applicable semi-annual calendar period following the first commercial sale of a Ceres Licensed Product and within ninety (90) days after the end of each six (6) months thereafter, Ceres shall make a written report to Monsanto setting forth the information, including that of Affiliates and licensees or sublicensees, necessary to permit Monsanto to

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calculate and confirm the royalty payment due Monsanto, even if no royalty payment is due. At the time each report is made, Ceres shall pay to Monsanto the royalties shown by such report to be payable hereunder. Payments due on sales in foreign currency shall be calculated in United States dollars on the basis of the rate of exchange in effect for purchase of dollars at Chase Manhattan Bank, New-York, New York, on the last business day of the last-preceding June or December, whichever shall be later. Payments shall be without set off and free and clear of any taxes, duties, fees or charges other than withholding taxes, if any. Ceres shall promptly notify Monsanto of any requirement under applicable law to withhold an amount on behalf of the Monsanto on account of any tax and, if so required by applicable law, Ceres shall (a) pay to the relevant authorities the full amount required to be withheld promptly upon determination by Ceres that such withholding is required, and (b) promptly forward to Monsanto an official receipt or certificate (or certified copy thereof), or other documentation reasonably acceptable to Monsanto, evidencing such payment to such authorities. To the extent that Monsanto cannot or will not be able to take a full credit against its tax liability for the current or prior taxable years for the full amount of the withholding tax withheld by Ceres and is otherwise unable to reduce or eliminate such withholding tax liability on its own, the parties shall reasonably cooperate with each other and use reasonable efforts to reduce or eliminate such tax liability in a lawful and appropriate manner to the extent such does not result in additional liability to Ceres. All payments under this Agreement shall be made by electronic fund transfer to an account in the United States which the other party may designate from time to time by prior written notice.
9.2.	Books and Records

Ceres shall keep, and shall cause its Affiliates, licensees and sublicensees to keep, books and records in such reasonable detail as will permit the reports provided for in this Agreement to be made and the royalties and other amounts payable hereunder to be determined. Ceres further agrees to permit Monsanto’s and their Affiliates’ books and records to be inspected and audited from time to time upon reasonable prior written notice (but not more often than once annually) during reasonable business hours by an independent certified public accountant, designated by the holder of such books and records and approved by the other party, which approval will not be unreasonably withheld, to the extent necessary to verify the reports, royalties and other payments due under this Agreement. Such independent certified public accountant shall be bound to hold all information in confidence except as necessary to communicate to the auditing party only whether the reports, royalties and other amounts paid are correct, and if not, the reason why not and the amount and nature of any deficiencies. In the event that such an audit results in additional royalties or other amounts being owed to Monsanto, such royalties and other amounts shall be paid within sixty (60) days from notice of deficiency along with interest calculated as from the date the correct payment was due to the date of actual payment at an annual rate of five (5) percentage points above the prime rate quoted by Chase Manhattan Bank, New York, New York, on the day payment was due, until paid. The fees and expenses of such audit shall be paid by Monsanto; however, if the original

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payment was more than five percent (5%) less than it should have been, the fees and expenses of the audit shall be paid by Ceres.
9.3.	Late Payments

If any royalties or other amounts owed under this Agreement are not paid when due, in addition to any other remedies available to Monsanto, the unpaid amount shall bear interest, compounded annually, at an annual rate of five (5) percentage points above the prime rate quoted by Chase Manhattan Bank of New York on the day payment was due, until paid or offset.
10. APPLICABLE LAW
10.1.	Governing Law; Jurisdiction

THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND ANY DISPUTE CONNECTED WITH THIS AGREEMENT SHALL BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE STATUTORY, REGULATORY AND DECISIONAL LAW OF THE STATE OF DELAWARE (EXCLUSIVE OF SUCH STATE’S CHOICE OR CONFLICTS OF LAWS RULES) AND, TO THE EXTENT APPLICABLE, THE FEDERAL STATUTORY, REGULATORY AND DECISIONAL LAW OF THE UNITED STATES (EXCEPT FOR THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, APRIL 10, 1980, U.N. DOC. A/CONF. 97/18, 19 I.L.M. 668, 671 (1980) REPRINTED IN PUBLIC NOTICE, 52 FED. REG. 662-80 (1987), WHICH IS HEREBY SPECIFICALLY DISCLAIMED AND EXCLUDED).
11. DISPUTE RESOLUTION
11.1.	General

All disputes which may arise under, out of, or in connection with this Agreement shall be resolved as follows:

11.2.	Parties Shall Meet

First, the parties shall make commercially reasonable efforts to resolve the dispute. If, after making commercially reasonable efforts the parties cannot resolve the issue within three (3) months after the first written notice of the dispute from one party to the other, then the parties may appoint one or more independent parties to assist in resolving the dispute through mediation (“mediation stage”).

11.3.	CSOs/CEOs Shall Meet

If the mediation described above does not resolve the dispute, within 6 months after the first written notice of the dispute from one party to the other, then the Chief Scientific Officer of Monsanto and the Chief Scientific Officer of Ceres

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shall meet to resolve the dispute. If, despite their good faith efforts, such Chief Scientific Officers are unable to resolve the dispute within thirty (30) days of written request by one of such Chief Scientific Officers for such a meeting, the Chief Executive Officer of Monsanto and the Chief Executive Officer of Ceres shall meet to resolve the dispute.
11.4.	Arbitration Trigger

In the event such Chief Executive Officers shall not have resolved such matter within sixty (60) days of written request by one of such Chief Executive Officers for such a meeting, either party may initiate arbitration with respect to such dispute in accordance with Article 11.5 below, except that if such dispute is related to any Patent Rights or other intellectual property rights or a party’s Confidential Information, either party may file action in the state or federal courts located in San Francisco, California, and the parties hereby submit and consent to the personal and exclusive jurisdiction and venue of such courts.

11.5.	Arbitration Rules

The binding arbitration proceeding shall be conducted in the City of New York, State of New York, United States of America, in accordance with the then existing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Article 12 of this Agreement shall be valid and sufficient.

In any arbitration, the award shall be rendered by a majority of the members of a Board of Arbitration consisting of three (3) members, one of whom shall be appointed by Monsanto, the second by Ceres, and the third by mutual agreement of the first two said arbitrators, and none of whom shall be affiliated with either party or its Affiliates. In the event of failure of said first two arbitrators to agree within sixty (60) days after commencement of the arbitration proceeding upon the appointment of the third member, the third arbitrator shall be appointed by the American Arbitration Association in accordance with its then existing rules. Notwithstanding the foregoing, in the event that either such party shall fail to appoint an arbitrator within thirty (30) days after commencement of the arbitration proceeding, such arbitrator and the third arbitrator shall be appointed by the American Arbitration Association in accordance with its then existing rules. For the purposes of this paragraph, the “commencement of arbitration proceeding” shall be deemed to be the date upon which a written demand for arbitration is received by the American Arbitration Association from one of the parties.

11.6.	Agreements to Agree

Except as otherwise expressly set forth in this Agreement, the failure by the parties to agree on any matter expressed in this Agreement as a matter to be agreed upon by or determined by mutual agreement, decision, consent or approval

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of the parties shall not constitute a basis for the initiation by either party of litigation or arbitration. Any court having jurisdiction under this Article or any arbitrator shall have no power to decide any such matter to which such mutual agreement, decision or consent has not been obtained.
12. MISCELLANEOUS PROVISIONS
12.1.	Notices

All notices and other communications required or permitted under this Agreement shall be deemed to be properly given when in writing and sent by registered or certified mail, postage prepaid or by reputable courier service providing evidence of delivery, costs prepaid, or by facsimile with receipt confirmation, to the other party at the address set forth below, or at such other address as either party may be in writing designate from time to time for these purposes.

If to Ceres:
Ceres, Inc.
3007 Malibu Canyon Road
Malibu, California 90265
Attention: Chief Executive Officer
with a copy to: General Counsel

If to Monsanto:	Monsanto Company
700 Chesterfield Parkway North
St. Louis, Missouri 63198
Attention: Chief Technology Officer

Copy to:	Monsanto Company
800 North Lindbergh Boulevard
St. Louis, Missouri 63167
Attention: Group Patent Counsel
12.2.	Assignability

Subject to Article 8.2, the rights and obligations acquired herein by the parties are not assignable, transferable or otherwise conveyable, in whole or in part (by operation of law or otherwise) to any Third Party without the consent of the other party, except that either party may, without such consent, assign this Agreement and its rights and obligations hereunder to any Third Party that acquires all or substantially all of such party’s stock, assets or business related to this Agreement or to any Third Party that is a successor corporation resulting from any merger or consolidation of a party.
12.3.	Severability

In case any one or more of the provisions contained in this Agreement shall for any reason, in part or entirety, (i) be determined to be invalid, illegal or

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unenforceable in any respect; (ii) be modified in any respect pursuant to an agreement among the parties and any Governmental Authority (as such term is defined below), the parties shall negotiate in good faith and in accordance with reasonable standards of fair dealing, a valid, legal and enforceable substitute provision or provisions that most nearly reflects the original intent of the parties and that reallocate the respective rights, obligations and benefits of the parties under the Agreement in a manner that is commensurate in magnitude and degree with the changes to the Agreement arising as a result of any such substitute provision or provisions. All other provisions in this Agreement shall remain in full force and effect and shall be construed in order to carry out the original intent of the parties as nearly as possible (consistent with the necessary reallocation of the parties’ respective rights, obligations and benefits) and as if such invalid, illegal, unenforceable or modified provision or provisions had never been contained herein. The parties acknowledge that any dispute arising under this Article 12.3, including, without limitation, a dispute relating to the appropriate reformation of the Agreement, shall be governed by and resolved in accordance with the dispute resolution mechanism contained in Article 11 of this Agreement. For purposes of this Article 12.3, “Governmental Authority” shall mean any: (a) federal, state, local, municipal, foreign, or other government; (b) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity or any court our tribunal); or (c) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory authority or power or any nature.
12.4.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

12.5.	Headings

Headings as to the contents of particular Articles are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Articles to which they refer.

12.6.	Agreement References

All Articles referred to herein are Articles of this Agreement.

12.7.	Exhibits

The appended Exhibits form an integral part of this Agreement. In case of a conflict or inconsistency between a provision in an Exhibit and a provision in this Agreement, the provision in this Agreement shall prevail.

12.8.	Export Control

Notwithstanding any other provisions of this Agreement, Ceres agrees to make no disclosure or use of any Monsanto information or Monsanto technology furnished or made known to Ceres pursuant to this Agreement, and Monsanto agrees to

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make no disclosure or use of any Ceres information, Ceres technology or Ceres Improvements disclosed to Monsanto pursuant to this Agreement except in compliance with the laws and regulations of the United States of America, including the Export Administration Regulations promulgated by the Office of Export Administration International Trade Administration, United States Department of Commerce; and in particular, each party agrees not to export, directly or indirectly, either the technical data furnished or made known to it by the other party pursuant to this Agreement; or the “direct product” thereof; or any commodity produced using such technical data to any country or countries for which a validated license is required unless a validated license is first obtained pursuant to the Export Administration Regulations. The term “direct product” as used above, is defined to mean the immediate product (including process and services) produced directly by the use of the technical data.

12.9.	Force Majeure

Except for payments of money, neither of the parties shall be liable for any default or delay in performance of any obligation under this Agreement caused by any of the following: Act of God, war, riot, fire, explosion, accident, flood, sabotage, compliance with governmental requests, laws, regulations, orders or actions, national defense requirements or any other event beyond the reasonable control of such party; or labor trouble, strike, lockout or injunction (provided that neither of the parties shall be required to settle a labor dispute against its own best judgment).

The party invoking this subparagraph shall give the other party notice and full particulars of such force majeure event by telephone, telegram, telex or facsimile as soon as possible after the occurrence of the cause upon which said party is relying. Telephone, telegram, telex and telecopier notices shall be confirmed in writing by the sending party within five (5) days.

Both Monsanto and Ceres shall use reasonable efforts to mitigate the effects of any force majeure on their respective part.

12.10.	Negation of Agency

It is agreed and understood by the parties hereto that each of Ceres and Monsanto, in its performance of its obligations and responsibilities under this Agreement, is an independent contractor and that nothing herein contained shall be deemed to create an agency, partnership, joint venture or like relationship between the parties. The manner in which each of Ceres and Monsanto carries out its performance under this Agreement is within each of Ceres’ and Monsanto’s sole discretion and control.

12.11.	Other Requests

The parties hereto agree that upon reasonable request of the other party, each such party shall execute and deliver such additional documents and agreements, and take such further actions, as may be necessary in order to fulfill and give effect to the terms of this Agreement.

Enabling Technology License Agreement	Page 28

12.12.	Amendment and Waiver

This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party. The delay or failure of any party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the Effective Date.

CERES, INC.		MONSANTO COMPANY

By	/s/ Richard B. Flavell	By	/s/ Chris Burnley

	Richard B. Flavell, CBE, FRS		Vice President, Strategy
	Chief Scientific Officer		& Alliances, Genomics

Date	4-2-02	Date	4-02-02

By	/s/ Walter De Logi

Walter De Logi
Chief Executive Officer

Date	4-2-02

Enabling Technology License Agreement	Page 29

EXHIBIT A — AFFILIATES OF MONSANTO AND AFFILIATES OF CERES
Exhibit to the Enabling Technology License Agreement
Affiliates of Ceres:
None
Affiliates of Monsanto:
Monsanto Affiliates:

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
[***]	[***]	[***]
Agroseed Corporation	[***]	[***]
Agseed Research Pty Ltd.	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Asgrow France, S.A.	[***]	[***]
Asgrow Seed Company LLC	[***]	[***]
Ayala Seeds Corporation	[***]	[***]
Bejing New Millennium Fengui Crop Science	[***]	[***]
[***]	[***]	[***]
Bretco Holdings (Mauritius) Ltd.	[***]	[***]
Calgene LLC	[***]	[***]
Cardel Agro SAS	[***]	[***]
Cardel Agro SPRL	[***]	[***]
Centrogen Holdings Pty. Ltd.	[***]	[***]
Centrogen, Inc.	[***]	[***]
Centrogen Manufacturing Pty. Ltd.	[***]	[***]
Centrogen Pty. Ltd.	[***]	[***]
Centrogen Services Pty. Ltd.	[***]	[***]
Centrogen Services NZ Pty. Ltd.	[***]	[***]
Centrogen Ventures Pty. Ltd.	[***]	[***]
Cereon Genomics LLC	[***]	[***]
Ceres, S.A. de C.V.	[***]	[***]
Ceres, SA de CV	[***]	[***]
Charoen Seeds Company Ltd.	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
Chemstrand Overseas S.A.	[***]	[***]
Clairtech B.V.	[***]	[***]
Commercializadora Sehisa S.A. de C.V.	[***]	[***]
Corn States Hybrid Service LLC	[***]	[***]
Corporacion Agraria S.L.	[***]	[***]
Corporacion Semillas de Venezuela SRL	[***]	[***]
Coseven LLC	[***]	[***]
Corn States International SA	[***]	[***]
D&M Partners	[***]	[***]
Danagri APS	[***]	[***]
Dekalb-Ayala Philippine Research Co.	[***]	[***]
Dekalb Canada, Inc.	[***]	[***]
Dekalb Genetics Corporation	[***]	[***]
Dekalb Holdings, Inc.	[***]	[***]
Dekalb Iberia, S.A.	[***]	[***]
Dekalb Technologies Corp.	[***]	[***]
[***]	[***]	[***]
First Line Seeds Ltd.	[***]	[***]
Holden’s Foundation Seeds LLC	[***]	[***]
Hope Properties LLC	[***]	[***]
Hybritech SNC	[***]	[***]
Hybritech SNC	[***]	[***]
Jablo Plant Protection Ltd.	[***]	[***]
Lan Invest	[***]	[***]
Leonard Construction Company	[***]	[***]
LEXPHC, Inc.	[***]	[***]
Liaoning Dongya Seed Co.	[***]	[***]
LSC Gestao de Negocios	[***]	[***]
Mallard Rice, LLC	[***]	[***]
Mawlaw 468 Ltd.	[***]	[***]
MonGard Ltd.	[***]	[***]
Monsanto Ag Products, LLC	[***]	[***]
Monsanto Ag Technologies, LLC	[***]	[***]
Monsanto Agrar Deutschland GmbH	[***]	[***]
Monsanto Agricola Honduras S.A.	[***]	[***]
Monsanto Agricola Honduras SA	[***]	[***]
Monsanto Agricola Honduras SA	[***]	[***]
Monsanto Agricola Honduras SA	[***]	[***]
Monsanto Agricola Honduras, S.A.	[***]	[***]
Monsanto Agricultura Espana SL	[***]	[***]
Monsanto Agricultura Italia S.p.A.	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
Monsanto Agriculture (Pty.) Ltd.	[***]	[***]
Monsanto Agriculture France SAS	[***]	[***]
Monsanto Animal Science (S.A.) (Pty.) Ltd.	[***]	[***]
Monsanto Argentina S.A.I.C.	[***]	[***]
Monsanto Argentina SAIC	[***]	[***]
Monsanto Australia Ltd.	[***]	[***]
Monsanto Australia Ltd.	[***]	[***]
Monsanto Australia Ltd.	[***]	[***]
Monsanto Australia Ltd.	[***]	[***]
Monsanto Bangladesh Ltd.	[***]	[***]
Monsanto Bolivia S.A.	[***]	[***]
Monsanto Bolivia S.A.	[***]	[***]
Monsanto Bolivia S.A.	[***]	[***]
Monsanto C.R. Sro	[***]	[***]
Monsanto Canada, Inc.	[***]	[***]
Monsanto Canada Seeds Inc.	[***]	[***]
Monsanto Caribe, LLC	[***]	[***]
Monsanto Central Africa, Inc.	[***]	[***]
Monsanto Centroamerica (El Salvador) S.A.	[***]	[***]
Monsanto Centroamerica (El Salvador) S.A.	[***]	[***]
Monsanto Chemicals India Ltd.	[***]	[***]
Monsanto Chemicals India Ltd.	[***]	[***]
Monsanto Chemicals India Ltd.	[***]	[***]
Monsanto Chile Comercial e Industrial Limitada	[***]	[***]
Monsanto Chile Comercial e Industrial Limitada	[***]	[***]
Monsanto Choice Genetics, Inc.	[***]	[***]
Monsanto Colombiana, Inc.	[***]	[***]
Monsanto Comercial SA de CV	[***]	[***]
Monsanto Comercial SA de CV	[***]	[***]
Monsanto Comercial SA de CV	[***]	[***]
Monsanto Comercial SA de CV	[***]	[***]
Monsanto Comercial SA de CV	[***]	[***]
Monsanto CR s.r.o.	[***]	[***]
Monsanto Crop Sciences Denmark A/S	[***]	[***]
Monsanto Crop Sciences Nederland B.V.	[***]	[***]
Monsanto Crop Sciences Norway A/S	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
Monsanto Crop Sciences Sweden AB	[***]	[***]
Monsanto de Costa Rica, S.A.	[***]	[***]
Monsanto do Brasil Ltda.	[***]	[***]
Monsanto Dominicana, Inc.	[***]	[***]
Monsanto Ecutoriana SA	[***]	[***]
Monsanto Enterprises Private Limited	[***]	[***]
Monsanto Enterprises SARL	[***]	[***]
Monsanto Enterprises SARL	[***]	[***]
Monsanto Enviro-Chem Systems, Inc.	[***]	[***]
Monsanto Enviro-Chem Systems of Ohio, LLC	[***]	[***]
Monsanto Europe SA/NV	[***]	[***]
Monsanto Europe SA/NV	[***]	[***]
Monsanto Far East Ltd.	[***]	[***]
Monsanto Far East Ltd.	[***]	[***]
Monsanto Finance SA	[***]	[***]
Monsanto Ges. MbH	[***]	[***]
Monsanto Gida ve Tarim Ticaret Limited Sirketi	[***]	[***]
Monsanto Gida ve Tarim Ticaret Ltd Sirketi	[***]	[***]
Monsanto Guatemala, Inc.	[***]	[***]
Monsanto Hellas Agriculturas-Pharmaceutical EPE	[***]	[***]
Monsanto Hellas Agriculturas-Pharmaceuticals EPE	[***]	[***]
Monsanto Holdings B.V.	[***]	[***]
Monsanto II Produtos Quimicos e Agricolas	[***]	[***]
Monsanto Imperial Chemicals Industries of America	[***]	[***]
Monsanto India Private Ltd.	[***]	[***]
Monsanto Inter SARL	[***]	[***]
Monsanto Inter-America Company	[***]	[***]
Monsanto International Sales Co. Inc.	[***]	[***]
Monsanto Invest NV.	[***]	[***]
Monsanto Japan Ltd.	[***]	[***]
Monsanto Kenya Ltd.	[***]	[***]
Monsanto Kereskedelmi KFT	[***]	[***]
Monsanto Korea Inc.	[***]	[***]
Monsanto Limited	[***]	[***]
Monsanto Ltd.	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
Monsanto Malawi Ltd.	[***]	[***]
Monsanto Malaysia Sendirian Berhad	[***]	[***]
Monsanto Mauritius Ltd.	[***]	[***]
Monsanto Nederland B.V.	[***]	[***]
Monsanto New Zealand Ltd.	[***]	[***]
Monsanto Nordeste, S.A.	[***]	[***]
Monsanto Overseas SA	[***]	[***]
Monsanto Oy	[***]	[***]
Monsanto Paraguay Sociedad Anonima	[***]	[***]
Monsanto Paraguay Sociedad Anonima	[***]	[***]
Monsanto Participacoes Ltda	[***]	[***]
Monsanto Philippines, Inc.	[***]	[***]
Monsanto Polska SP Z.00	[***]	[***]
Monsanto Produccion v Servicios SA de CV	[***]	[***]
Monsanto Produccion y Servios SA de CV	[***]	[***]
Monsanto Research Corp.	[***]	[***]
Monsanto Romania SRL	[***]	[***]
Monsanto SAS	[***]	[***]
Monsanto Seeds Pakistan Ltd.	[***]	[***]
Monsanto Seeds (Thailand) Ltd	[***]	[***]
Monsanto Seeds (Thailand) Ltd.	[***]	[***]
Monsanto Seeds (Thailand) Ltd.	[***]	[***]
Monsanto Seeds (Thailand) Ltd.	[***]	[***]
Monsanto Seeds (Thailand) Ltd.	[***]	[***]
Monsanto Seeds Vietnam, Ltd.	[***]	[***]
Monsanto Services France, S.A.	[***]	[***]
Monsanto Services International SA/NV	[***]	[***]
Monsanto Services International SA/NV	[***]	[***]
Monsanto Shanghai Co. Ltd.	[***]	[***]
Monsanto Singapore Co (Pte) Ltd.	[***]	[***]
Monsanto Singapore Co. (pte)	[***]	[***]
Monsanto Slovakia s.r.o.	[***]	[***]
Monsanto Sociedada Previdenciara	[***]	[***]
Monsanto South Africa (Pty) Ltd	[***]	[***]
Monsanto Suisse S.A.	[***]	[***]
Monsanto Tanzania Ltd.	[***]	[***]
Monsanto Technology LLC	[***]	[***]
Monsanto Thailand Ltd.	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
Monsanto Thailand Ltd.	[***]	[***]
Monsanto Thailand Ltd.	[***]	[***]
Monsanto Thailand Ltd.	[***]	[***]
Monsanto Thailand Ltd.	[***]	[***]
Monsanto Thailand Ltd.	[***]	[***]
Monsanto Thailand Ltd.	[***]	[***]
Monsanto UK Ltd.	[***]	[***]
Monsanto Ukraine LLC	[***]	[***]
Monsanto Venezuela CA	[***]	[***]
Monsanto West Africa, Inc.	[***]	[***]
Monsanto ZAO	[***]	[***]
MonSure Ltd	[***]	[***]
Moviagro Technologia Agricola SA	[***]	[***]
Moviagro Technologia Agricola SA	[***]	[***]
Monsanto Technologies India Limited	[***]	[***]
Monsanto Zimbabwe (Pvt.) Ltd.	[***]	[***]
Nidus Center for Scientific Enterprise	[***]	[***]
Olympia Industries, Inc.	[***]	[***]
P.T. Branita Sanhini	[***]	[***]
P.T. Monagro Kimia	[***]	[***]
P.T. Monfori Nusantara	[***]	[***]
P4 Production LLC	[***]	[***]
Plant Breeding International Cambridge Ltd.	[***]	[***]
Polyplant Limited	[***]	[***]
Quickett Chemicals (HK) Limited	[***]	[***]
Quickett Company Limited	[***]	[***]
[***]	[***]	[***]
Renfield Sociedad Anonima	[***]	[***]
Renessen LLC	[***]	[***]
Sao Luiz Negocios Ltda.	[***]	[***]
[***]	[***]	[***]
Semillas Hibridas de Mexico S. de R.L.	[***]	[***]
Semillas Hibridas de Mexico S. de R.L.	[***]	[***]
Semillas Hibridas Internacionales, S.A. de C.V.	[***]	[***]
Semillas Hibridas Internacionales, S.A. de C.V.	[***]	[***]
Semillas Hibridas S.A. de C.V.	[***]	[***]
Semillas Hibridas SA de CV	[***]	[***]
Semillas Monsanto SA de CV	[***]	[***]
Semillas Monsanto SA de CV	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

% OF
ENTITY NAME	OWNED BY	OWNERSHIP
Semillas y Agroproductos Monsanto SA de CV	[***]	[***]
Semillas y Agroproductos Monsanto SA de CV	[***]	[***]
Societe Cardel SA	[***]	[***]
Stela Branisovice, a.s.	[***]	[***]
Vigortech, Inc.	[***]	[***]

Exhibit A to the Enabling Technology License Agreement: Affiliates of Monsanto and Affiliates of Ceres

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B — GLYPHOSATE PATENT RIGHTS
Exhibit to the Enabling Technology License Agreement
Glyphosate Tolerance Patents/Patent Applications
1. Inhibition Resistant 5-Enolpyruvyl-3-Phosphoshikimate Synthetase, Production and Use — Comai
US 4535060
US 4769061
US 5094945
2. Glyphosate Resistant Plants — Fraley, Horsch, Rogers
US 4940835
US 5188642
AU 590597
BR PI11000074
NZ 217113
ZA 865921
3. Glyphosate Tolerant 5-Enoloyruvyl-3-phosphoshikimate — Kishore, Shah
US 4971908
US 5312910
US 5145783
ZA 883735
4. Glyphosate Tolerant 5-Enoloyruvyl-3-phosphoshikimate Synthases — Eichholtz, Gasser, Kishore
US 5310667
5. Glyphosate Tolerant Plants — Barry & Kishore
US 5463175
US 5776760
AU 655197
BR PI11000066
BR PI11010460
6. Glyphosate Tolerant 5-Enolpyruvylshikimate-3-Phosphate Synthases — Barry, Kishore, Padgette
US 5627061
US 5804425
US 5633435
AU 655945
BR PI11000082
Glyphosate Tolerant 5-Enoloyruvyl-3-phosphoshikimate Synthases — Eichholtz, Gasser, Kishore
US 5866775
US 09/243374
Exhibit B to the Enabling Technology License Agreement: Glyphosate Patent Rights

EXHIBIT C — VECTORS CONTAINING GLYPHOSATE TOLERANCE GENES
Exhibit to the Enabling Technology License Agreement
[***]
Exhibit C to the Enabling Technology License Agreement: Vectors Containing Glyphosate Tolerance Genes

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT D — MONSANTO ENABLING PATENT RIGHTS
Agrobacterium mediated transformation patents/patent applications
1. Genetically Transformed Plants — Fraley, Rogers, Horsch
US 06/793486
BR PI11010487
2. Plasmids for Transforming Plant Cells — Fraley & Rogers
US 06/783336
BR PI11010479
NPTII Patents/Patent Applications
1. Chimeric Genes Suitable for Expression in Plant Cells — Rogers & Fraley
US 5034322
US 08/127100
BR PI11010690
35S Promoter Patents/Patent Applications
1. Chimeric Genes for Transforming Plant Cells using Viral Promoters — Fraley, Horsch, Rogers
US 5352605
US 5530196
BR PI11010703
2. CAMV 35S Enhanced Mannopine Synthase Promoter and Method for Using Same — Comai & Moran
US 5106739
3 Promoter for Transgenic Plants — Rogers
US 5378619
Exhibit D to the Enabling Technology License Agreement: Monsanto Enabling Patent Rights

US 6018100
BR PI11010630
AU 626473
NZ 235887
ZA 9008699
4. Chimeric Genes for Transforming Plant Cells Using Viral Promoters — Fraley, Horsch, Rogers
US 5858742
5. Antisense Patents/Patent Applications
US 5107065
US 5453566
US 5759829
AR 241938
MX 965430
MX 183885
NZ 219472
Exhibit D to the Enabling Technology License Agreement: — Monsanto Enabling Patent Rights

EXHIBIT E — MATERIALS TRANSFER AGREEMENT
Exhibit to the Enabling Technology License Agreement
Ceres, Inc. (“Ceres”), a Delaware corporation, and Monsanto Company (“Monsanto”), a Delaware corporation, have entered into an Enabling Technology License Agreement (“The Agreement”), which provides that certain materials including Biological Materials and data and databases may be transferred and delivered by Monsanto to Ceres pursuant to Section 2.13 of the Agreement and this Materials Transfer Agreement (the “Materials Transfer Agreement”). Each such transfer is subject to a Materials Transfer Agreement. Capitalized terms used herein without further definition shall have the meanings ascribed to them in the Agreement. In consideration of the terms and conditions set forth below and for other good and valuable consideration as set for the herein and in the Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.	The particular “Materials” that are the subject of this Materials Transfer Agreement are set forth in Paragraph 12 below and are being transferred by Monsanto to Ceres on the terms and conditions set forth in this Material Transfer Agreement. This Materials Transfer Agreement shall be executed by the parties and shall be effective as of the last dated signature below.

2.	Ceres agrees that any and all Material supplied by Monsanto shall be used solely in accordance with the terms and conditions of the Agreement and not for any other purpose and such use shall be in compliance with all federal, state and local laws and regulations applicable to the Materials. Ceres further agrees that Ceres will not transfer or provide Materials to unauthorized personnel of Ceres or to third parties either within or outside Ceres or its Affiliates without Monsanto’s prior written approval, except as provided in the Agreement.

3.	Ceres and Monsanto agree that full title and ownership in the Materials shall continue at all times to reside with Monsanto and that transfer of the Materials to Ceres does not constitute a sale of the Materials.

4.	Upon termination of any applicable license granted under the Agreement, Ceres shall discontinue use of the Materials and either arrange for the return to Monsanto (delivery expenses to be paid by Monsanto), or the lawful destruction (and provide written certification of same) of all Materials, at Monsanto’s option and in accordance with Monsanto’s directions, all in accordance with the Agreement.

5.	Except as permitted under the Agreement, Ceres shall not publish or otherwise disclose information contained in or about the Materials to any third party.

6.	Any Ceres Improvements will promptly be disclosed by Ceres to Monsanto.

7.	Unless otherwise expressly provided in writing by Monsanto, no right or license in or to patents, trade secrets or other proprietary rights of Monsanto is granted or implied hereunder to Ceres, except as provided under the Agreement.
Exhibit E to the Enabling Technology License Agreement: Materials Transfer Agreement

8.	Cere’s indemnity obligations to Monsanto pursuant to the Agreement shall apply equally to any Materials transferred hereunder.

9.	THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, AND MONSANTO SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

10.	This Materials Transfer Agreement shall terminate only pursuant to the terms of the Agreement.

11.	To the extent any terms in this Materials Transfer Agreement are silent or any terms herein conflict with the terms of the Agreement, the Agreement shall control.

12.	The following sets forth a description and quantity of the Materials being provided (Each line shall be initialed by the signatories hereto, unused lines shall be crossed out, and, if additional space is needed, a supplemental attachment shall be initialed and dated by the signatories hereto and shall be incorporated by reference and made part of this Materials Transfer Agreement):

.

CERES, INC.	MONSANTO COMPANY

By:	By:
Print Name:	Print Name:
Title:	Title:
Date:	Date:
Exhibit E to the Enabling Technology License Agreement: — Materials Transfer Agreement